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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21269
Evergreen Income Advantage Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:(617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 1 of its series, Evergreen Income Advantage Fund, for the year ended April 30, 2004. These 1 series have a 4/30 fiscal year end.

Date of reporting period:April 30, 2004

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

Evergreen Income Advantage Fund,: Annual Report as of April 30, 2004

table of contents

1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
16	NOTES TO FINANCIAL STATEMENTS
21	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
22	AUTOMATIC DIVIDEND REINVESTMENT PLAN
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

May 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Income Advantage Fund, which covers the twelve-month period ended April 30, 2004.

Investors in the fixed income markets experienced alternating periods of risk and reward over the past twelve months. Geopolitical uncertainties, improving economic growth, changes in tax legislation, and an accommodative stance from the Federal Reserve managed to both excite and confuse bond market participants at varying points, and in varying sectors, since the beginning of the investment period in May 2003.

The period began with the financial markets focused on the war in Iraq. The associated uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These worries were compounded by

LETTER TO SHAREHOLDERS continued

optimistic GDP (Gross Domestic Product) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. Thus, the "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The bond market began to stabilize as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. After careful consideration, though, many investors became convinced that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

As economic growth strengthened, investors in corporate bonds benefited from the combination of stronger balance sheets, improving credit quality, declining default rates, and the outlook for growth in GDP and corporate profits. In addition, the many steps taken to improve corporate credibility rallied many investors to the credit markets, where many risk appropriate investors successfully searched for improved returns in the high yield market.

Throughout the investment period, the Federal Reserve attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. In addition,

LETTER TO SHAREHOLDERS continued

central bankers tried to be even more clear in a variety of speeches and public testimonies, as the Fed continued to display an unusually strong effort in clarifying its upcoming changes in monetary policy. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, as investors feared a repeat of the experiences in 1994. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. However, the price of oil remains a wild card, as sustained high oil prices will eventually embed a higher level of manufacturing and service cost in the economy.

We encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended April 30,
	2004	2003[1]

Net asset value, beginning of period	$ 14.92	$ 14.33[2]

Income from investment operations
Net investment income	1.67	0.17
Net realized and unrealized gains or losses on securities and interest rate swap transactions	0.68	0.67
Total from investment operations	2.35	0.84

Distributions to common shareholders from net investment income	(1.65)	(0.14)

Offering costs charged to capital for
Common shares	0	(0.03)
Preferred shares	0	(0.08)
Total offering costs	0	(0.11)

Net asset value, end of period	$ 15.62	$ 14.92

Market value, end of period	$ 14.44	$ 15.11

Total return[3]
Based on market value	6.55%	1.66%
Based on net asset value	16.73%	5.07%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$1,035,766	$979,903
Liquidation value of preferred shares, end of period (thousands)	$ 490,000	$490,000
Asset coverage ratio, end of period	311%	300%
Ratios to average net assets applicable to common shareholders
Expenses	1.15%	0.77%[4]
Net investment income	11.13%	6.66%[4]
Portfolio turnover rate	49%	2%

[1] For the period from February 28, 2003 (commencement of class operations), to April 30, 2003.
[2] Initial public offering price of $15.00 per share less underwriting discount of $0.67 per share.
[3] Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund's Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.
[4] Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS 133.7%
CONSUMER DISCRETIONARY 44.9%
Auto Components 7.1%
Advanced Accessory Systems, LLC, 10.75%, 06/15/2011	$ 4,000,000	$ 4,190,000
Collins & Aikman Products Co.:
10.75%, 12/31/2011	5,485,000	5,704,400
11.50%, 04/15/2006 (p)	1,270,000	1,263,650
Dana Corp., 9.00%, 08/15/2011	15,000,000	17,775,000
HLI Operating, Inc., 10.50%, 06/15/2010 (p)	4,550,000	5,164,250
Meritor Automotive, Inc., 6.80%, 02/15/2009 (p)	10,999,000	11,273,975
RJ Tower Corp., 12.00%, 06/01/2013 (p)	4,155,000	4,082,288
Tenneco Automotive, Inc., 10.25%, 07/15/2013 (p)	8,165,000	9,450,987
TRW Automotive, Inc., 9.375%, 02/15/2013	10,784,000	12,401,600
United Components, Inc., 9.375%, 06/15/2013	2,400,000	2,568,000
73,874,150
Building Products 0.5%
Hovnanian K Enterprises Inc., 7.75%, 05/15/2013 (p)	5,000,000	5,162,500
Distributors 0.9%
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012 (p)	8,175,000	8,910,750
Hotels, Restaurants & Leisure 11.7%
Ameristar Casinos, Inc., 10.75%, 02/15/2009 (p)	10,000,000	11,650,000
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009 (p)	8,750,000	9,242,187
Equinox Holdings, Inc., 9.00%, 12/15/2009 144A (p)	10,930,000	11,367,200
Friendly Ice Cream Corp., 8.375%, 06/15/2012 144A	3,380,000	3,472,950
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 144A	7,000,000	7,700,000
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	12,995,000	14,359,475
Mandalay Resort Group:
6.375%, 12/15/2011	2,765,000	2,847,950
Ser. B, 10.25%, 08/01/2007 (p)	10,000,000	11,675,000
Premier Entertainment Biloxi, LLC, 10.75%, 02/01/2012 144A	7,000,000	7,595,000
Regal Cinemas Corp., 9.375%, 02/01/2012	10,000,000	11,900,000
Town Sports International, Inc., 9.625%, 04/15/2011 (p)	6,325,000	6,578,000
Venetian Casino Resort, LLC, 11.00%, 06/15/2010 (p)	19,000,000	22,325,000
120,712,762
Household Durables 3.9%
Amscan Holdings, Inc., 8.75%, 05/01/2014 144A	2,410,000	2,458,200
KB Home, 8.625%, 12/15/2008 (p)	1,305,000	1,432,238
Meritage Corp., 9.75%, 06/01/2011	1,500,000	1,678,125
Schuler Homes, Inc., 10.50%, 07/15/2011 (p)	1,175,000	1,357,125
Standard Pacific Corp.:
6.25%, 04/01/2014 (p)	5,300,000	4,982,000
7.75%, 03/15/2013 (p)	5,000,000	5,212,500
Technical Olympic USA, Inc.:
7.50%, 03/15/2011 144A	1,500,000	1,447,500
9.00%, 07/01/2010	10,200,000	10,761,000
10.375%, 07/01/2012	1,800,000	1,989,000
WCI Communities, Inc., 9.125%, 05/01/2012	8,000,000	8,760,000
40,077,688
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 1.0%
Hockey Co., 11.25%, 04/15/2009	$ 1,000,000	$ 1,195,000
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	8,000,000	9,040,000
10,235,000
Machinery 0.7%
Terex Corp., 10.375%, 04/01/2011 (p)	6,750,000	7,711,875
Media 10.6%
Cablevision Systems Corp., 8.00%, 04/15/2012 144A	10,635,000	10,714,763
CCO Holdings, LLC, 8.75%, 11/15/2013 144A	3,250,000	3,217,500
Cinemark USA, Inc., 9.00%, 02/01/2013	12,000,000	13,200,000
Cinemark, Inc., Sr. Disc. Note, Step Bond, 0.00%, 03/01/2009 144A †	7,225,000	4,560,781
Dex Media East, LLC:
9.875%, 11/15/2009 (p)	3,725,000	4,195,281
12.125%, 11/15/2012	7,300,000	8,504,500
Dex Media West, LLC, 9.875%, 08/15/2013 144A	7,500,000	8,250,000
EchoStar DBS Corp., 6.375%, 10/01/2011 144A	3,000,000	3,048,750
Emmis Communications Corp.:
Ser. B, 8.125%, 03/15/2009 (p)	850,000	891,437
Sr. Disc. Note, Step Bond, 0.00%, 03/15/2011 †	12,000,000	12,060,000
Emmis Operating Co., 6.875%, 05/15/2012 144A	7,350,000	7,368,375
Paxson Communications Corp.:
10.75%, 07/15/2008 (p)	11,420,000	12,105,200
Sr. Disc. Note, Step Bond, 0.00%, 1/15/2009 †	3,705,000	3,232,613
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	17,500,000	18,681,250
110,030,450
Multi-line Retail 0.1%
Saks, Inc., 9.875%, 10/01/2011	815,000	975,963
Specialty Retail 7.2%
Alderwoods Group, Inc., 12.25%, 01/02/2009	10,000,000	11,200,000
American Achievement Corp., 8.25%, 04/01/2012 144A	3,500,000	3,587,500
Central Garden & Pet Co., 9.125%, 02/01/2013	4,000,000	4,460,000
Cole National Group, Inc., 8.875%, 05/15/2012	7,665,000	8,316,525
FTD, Inc., 7.75%, 02/15/2014 144A	7,000,000	6,965,000
General Nutrition Centers, Inc., 8.50%, 12/01/2010 144A	8,500,000	8,925,000
Group 1 Automotive, Inc., 8.25%, 08/15/2013	3,000,000	3,292,500
Mothers Work, Inc., 11.25%, 08/01/2010	2,500,000	2,643,750
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011	10,000,000	11,500,000
Tempur-Pedic, Inc., 10.25%, 08/15/2010 144A	1,300,000	1,491,750
United Auto Group, Inc., 9.625%, 03/15/2012	8,000,000	8,980,000
Warnaco Group, Inc., 8.875%, 06/15/2013	3,200,000	3,456,000
74,818,025
Textiles, Apparel & Luxury Goods 1.2%
Oxford Industries, Inc., 8.875%, 06/01/2011 144A	12,000,000	12,870,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES 11.4%
Food & Staples Retailing 2.2%
Michael Foods, Inc., 8.00%, 11/15/2013 144A	$ 3,400,000	$ 3,591,250
Rite Aid Corp., 12.50%, 09/15/2006 (p)	17,000,000	19,635,000
23,226,250
Food Products 5.1%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	15,000,000	16,481,250
Corn Products International, Inc., 8.25%, 07/15/2007	6,985,000	7,788,275
Del Monte Foods Co., 8.625%, 12/15/2012	8,000,000	8,880,000
Dole Food Co., Inc., 7.25%, 06/15/2010 (p)	14,350,000	14,529,375
Seminis Vegetable Seeds, Inc., 10.25%, 10/01/2013 144A	4,856,000	5,414,440
53,093,340
Household Products 0.2%
Solo Cup Co., 8.50%, 02/15/2014 144A	1,635,000	1,692,225
Personal Products 1.6%
Playtex Products, Inc.:
8.00%, 03/01/2011 144A	9,000,000	9,495,000
9.375%, 06/01/2011 (p)	7,000,000	6,965,000
16,460,000
Tobacco 2.3%
Commonwealth Brands, Inc.:
9.75%, 04/15/2008 144A	7,500,000	8,137,500
10.625%, 09/01/2008 144A	7,000,000	7,665,000
North Atlantic Trading, Inc., 9.25%, 03/01/2012 144A	7,580,000	7,712,650
23,515,150
ENERGY 13.6%
Energy Equipment & Services 4.3%
General Maritime Corp., 10.00%, 03/15/2013	7,850,000	8,870,500
Grant Prideco, Inc., 9.00%, 12/15/2009 (p)	6,000,000	6,705,000
Lone Star Technologies, Inc., 9.00%, 06/01/2011 (p)	6,200,000	6,355,000
NRG Energy, Inc., 8.00%, 12/15/2013 144A	5,000,000	5,062,500
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	14,000,000	15,085,000
SESI LLC, 8.875%, 05/15/2011	2,000,000	2,175,000
44,253,000
Oil & Gas 9.3%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	3,360,000	3,427,200
7.50%, 09/15/2013 (p)	7,000,000	7,595,000
El Paso Energy Corp., 6.75%, 05/15/2009 (p)	5,600,000	4,970,000
El Paso Energy Partners LP, 8.50%, 06/01/2011	6,700,000	7,437,000
El Paso Production Holding Co., 7.75%, 06/01/2013	16,000,000	15,280,000
Evergreen Resources, Inc., 5.875%, 03/15/2012 144A	1,410,000	1,402,950
Exco Resources, Inc., 7.25%, 01/15/2011 144A	2,245,000	2,278,675
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010	10,000,000	10,400,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil & Gas continued
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	$12,050,000	$ 13,435,750
Plains Exploration & Production Co., 8.75%, 07/01/2012	2,500,000	2,762,500
Premcor Refining Group, Inc.:
6.75%, 05/01/2014	9,500,000	9,500,000
9.50%, 02/01/2013	6,500,000	7,475,000
Tesoro Petroleum Corp., 9.625%, 04/01/2012	7,881,000	8,925,233
Westport Resources Corp., 8.25%, 11/01/2011	1,500,000	1,691,250
96,580,558
FINANCIALS 12.9%
Capital Markets 0.5%
Affinity Group, Inc., 9.00%, 02/15/2012 144A	5,475,000	5,803,500
Diversified Financial Services 4.0%
Nalco Finance Holdings, LLC, Sr. Disc. Note, Step Bond, 0.00%,
02/01/2009 144A † (p)	12,660,000	8,039,100
Northern Telecom Capital Corp., 7.875%, 06/15/2026 (p)	9,000,000	8,595,000
Ship Finance International, Ltd., 8.50%, 12/15/2013 144A	8,640,000	8,380,800
Sprint Capital Corp., 7.125%, 01/30/2006	15,215,000	16,328,358
41,343,258
Insurance 0.4%
Crum & Forster Holding Corp., 10.375%, 06/15/2013	3,750,000	4,162,500
Real Estate 8.0%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009	10,000,000	10,875,000
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	1,865,000	2,070,150
Forest City Enterprises, Inc., 7.625%, 06/01/2015	8,500,000	8,967,500
HMH Properties, Inc., Ser. B, 7.875%, 08/01/2008 REIT (p)	8,826,000	9,156,975
La Quinta Corp., 8.875%, 03/15/2011 REIT	10,500,000	11,707,500
LNR Corp., 7.625%, 07/15/2013	10,650,000	11,022,750
Omega Healthcare Investors, Inc.:
6.95%, 08/01/2007 REIT	8,255,000	8,709,025
7.00%, 04/01/2014 REIT 144A	1,400,000	1,435,000
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	7,825,000	8,079,312
Universal City Development Partners, 11.75%, 04/01/2010	9,080,000	10,532,800
82,556,012
HEALTH CARE 7.9%
Health Care Equipment & Supplies 1.8%
Aearo Co., 8.25%, 04/15/2012 144A	1,755,000	1,807,650
Kinetic Concepts, Inc., 7.375%, 05/15/2013 (p)	975,000	1,028,625
Norcross Safety Products LLC, Ser. B, 9.875%, 08/15/2011	2,750,000	2,956,250
Triad Hospital Inc., 7.00%, 05/15/2012	11,000,000	10,728,784
Universal Hospital Services, Inc., 10.125%, 11/01/2011 144A	2,315,000	2,477,050
18,998,359
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 6.1%
Extendicare Health Services, Inc., 9.50%, 07/01/2010 (p)	$13,000,000	$ 14,495,000
Iasis Healthcare Corp., 13.00%, 10/15/2009	13,000,000	14,462,500
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	7,800,000	9,106,500
Stewart Enterprises, Inc., 10.75%, 07/01/2008	6,000,000	6,810,000
Team Health, Inc., 9.00%, 04/01/2012 144A (p)	6,025,000	5,814,125
Triad Hospitals, Inc., Ser. B, 8.75%, 05/01/2009 (p)	11,000,000	12,251,250
62,939,375
INDUSTRIALS 10.3%
Building Products 0.7%
Nortek Holdings, Inc., 9.875%, 06/15/2011 (p)	7,000,000	7,892,500
Commercial Services & Supplies 4.6%
Allied Waste North America, Inc.:
6.50%, 11/15/2010 144A	4,490,000	4,512,450
7.375%, 04/15/2014 144A (p)	14,720,000	14,683,200
Coinmach Corp., 9.00%, 02/01/2010	8,000,000	8,520,000
Geo Group, Inc., 8.25%, 07/15/2013	4,875,000	5,094,375
JohnsonDiversey Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%,
5/15/2013 † (p)	3,000,000	2,295,000
Service Corporation International, 6.75%, 04/01/2016 144A	4,475,000	4,463,812
United Rentals North America, Inc., 6.50%, 02/15/2012 144A	8,000,000	7,760,000
47,328,837
Containers & Packaging 0.8%
Norampac Inc, 6.75%, 06/01/2013 (p)	8,000,000	8,360,000
Machinery 4.2%
AGCO Corp., 8.50%, 03/15/2006	9,000,000	9,067,500
CNH Global N.V., 9.25%, 08/01/2011	13,000,000	14,560,000
Mueller Group, Inc., 10.00%, 05/01/2012 144A	2,555,000	2,689,138
SPX Corp., 7.50%, 01/01/2013 (p)	8,000,000	8,500,000
Wolverine Tube, Inc., 10.50%, 04/01/2009 (p)	7,895,000	8,566,075
43,382,713
INFORMATION TECHNOLOGY 1.8%
Communications Equipment 1.2%
Consolidated Communications, 9.75%, 04/01/2012 144A	11,825,000	12,238,875
IT Services 0.6%
Stratus Technologies, Inc., 10.375%, 12/01/2008 144A	5,000,000	5,000,000
Unisys Corp., 6.875%, 03/15/2010	1,500,000	1,601,250
6,601,250
MATERIALS 19.0%
Chemicals 10.3%
Acetex Corp., 10.875%, 08/01/2009	5,000,000	5,525,000
Airgas, Inc., 9.125%, 10/01/2011	1,425,000	1,617,375
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Equistar Chemicals LP, 10.625%, 05/01/2011 (p)	$14,000,000	$ 15,750,000
Ethyl Corp., 8.875%, 05/01/2010	12,000,000	13,020,000
Huntsman Advanced Materials, LLC, 11.625%, 10/15/2010	8,510,000	9,403,550
Huntsman International LLC, 9.875%, 03/01/2009 (p)	7,000,000	7,822,500
Lyondell Chemical Co.:
9.50%, 12/15/2008	7,500,000	7,875,000
Methanex Corp., 8.75%, 08/15/2012 (p)	1,300,000	1,495,000
Millennium America, Inc., 9.25%, 06/15/2008 144A	4,000,000	4,380,000
OM Group, Inc., 9.25%, 12/15/2011	18,000,000	18,540,000
Terra Capital, Inc., 11.50%, 06/01/2010	14,000,000	15,330,000
United Industries Corp., 9.875%, 04/01/2009	5,000,000	5,271,900
106,030,325
Containers & Packaging 4.8%
Graphic Packaging International, Inc., 9.50%, 08/15/2013	15,000,000	16,950,000
Jefferson Smurfit Group, 7.50%, 06/01/2013 (p)	5,000,000	5,200,000
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/2012 (p)	18,000,000	19,755,000
Stone Container Corp., 9.75%, 02/01/2011	6,500,000	7,247,500
49,152,500
Metals & Mining 2.2%
Freeport-McMoRan Copper & Gold, Inc., 10.125%, 02/01/2010	6,450,000	7,127,250
Massey Energy Co., 6.625%, 11/15/2010	6,760,000	6,827,600
Peabody Energy Corp.:
5.875%, 04/15/2016	5,175,000	4,838,625
6.875%, 03/15/2013 (p)	2,720,000	2,842,400
U.S. Steel Corp., 10.75%, 08/01/2008 (p)	1,215,000	1,427,625
23,063,500
Paper & Forest Products 1.7%
Georgia Pacific Corp.:
8.00%, 01/15/2024 144A	4,170,000	4,399,350
8.125%, 05/15/2011 (p)	12,000,000	13,590,000
17,989,350
TELECOMMUNICATION SERVICES 10.3%
Diversified Telecommunication Services 4.3%
FairPoint Communications, Inc.:
11.875%, 03/01/2010	3,000,000	3,525,000
12.50%, 05/01/2010 (p)	11,000,000	12,155,000
Insight Midwest LP:
9.75%, 10/01/2009 (p)	10,000,000	10,600,000
Level 3 Communications, Inc., 9.125%, 05/01/2008 (p)	2,900,000	2,088,000
RCN Corp., 12.50%, 06/30/2008 (h)	16,012,810	16,413,130
44,781,130
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 6.0%
AT&T Wireless Services, Inc., 7.875%, 03/01/2011 (p)	$15,000,000	$ 17,300,535
Centennial Communications Corp., 10.125%, 06/15/2013	15,000,000	15,525,000
Nextel Communications, Inc.:
6.875%, 10/31/2013 (p)	5,700,000	5,785,500
9.375%, 11/15/2009	10,000,000	10,862,500
Rural Cellular Corp., 8.25%, 03/15/2012 144A	1,420,000	1,473,250
SpectraSite, Inc., 8.25%, 05/15/2010 (p)	10,000,000	10,550,000
61,496,785
UTILITIES 1.6%
Multi-Utilities & Unregulated Power 1.6%
AES Corp., 9.50%, 06/01/2009	6,840,000	7,353,000
Reliant Resources, Inc.:
9.25%, 07/15/2010 (p)	4,000,000	4,300,000
9.50%, 07/15/2013	4,000,000	4,360,000
16,013,000
Total Corporate Bonds (cost $1,314,856,291)		1,384,333,455
YANKEE OBLIGATIONS-CORPORATE 3.3%
CONSUMER DISCRETIONARY 0.4%
Media 0.4%
IMAX Corp., 9.625%, 12/01/2010 144A	3,950,000	4,009,250
INDUSTRIALS 0.5%
Marine 0.2%
CP Ships, Ltd., 10.375%, 07/15/2012	2,400,000	2,796,000
Transportation Infrastructure 0.3%
Sea Containers, Ltd., 10.50%, 05/15/2012	2,970,000	2,932,875
MATERIALS 2.1%
Containers & Packaging 1.9%
Crown European Holdings SA, 10.875%, 03/01/2013	17,000,000	19,890,000
Paper & Forest Products 0.2%
Millar Western Forest Products, 7.75%, 11/15/2013 144A	1,645,000	1,735,475
TELECOMMUNICATION SERVICES 0.3%
Wireless Telecommunications Services 0.3%
Rogers Wireless, Inc., 6.375%, 03/01/2014 144A	3,485,000	3,293,325
Total Yankee Obligations-Corporate (cost $32,647,897)		34,656,925
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Shares	Value

PREFERRED STOCKS 1.5%
CONSUMER DISCRETIONARY 1.5%
Media 1.5%
CSC Holdings, Inc., Ser. M (cost $14,272,187)	150,000	$ 15,712,500
WARRANTS 0.3%
TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.0%
RCN Corp., Expiring 06/30/2013 * (h) +	2,110,000	0
Wireless Telecommunications Services 0.3%
American Tower Escrow Corp., Expiring 08/01/2008 *	17,500	2,791,250
Total Warrants (cost $1,421,436)		2,791,250
SHORT-TERM INVESTMENTS 23.7%
MUTUAL FUND SHARES 23.7%
Evergreen Institutional Money Market Fund (o)	74,236,372	74,236,372
Navigator Prime Portfolio (pp)	170,918,463	170,918,463
Total Short-Term Investments (cost $245,154,835)		245,154,835
Total Investments (cost $1,608,352,646) 162.5%		1,682,648,965
Other Assets and Liabilities and Preferred Shares (62.5%)		(646,882,792)
Net Assets 100.0%		$ 1,035,766,173

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based on its fair value determined under procedures approved by the Board of the Trustees.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

Assets
Investments in securities, at value (cost $1,608,352,646) including
$167,276,816 of securities loaned	$ 1,682,648,965
Cash	4,250,346
Interest receivable	33,141,747
Receivable for securities lending income	28,442
Unrealized gains on interest rate swap transactions	7,106,649
Prepaid expenses and other assets	204,059

Total assets	1,727,380,208

Liabilities
Dividends payable	9,118,309
Payable for securities purchased	21,241,859
Payable for securities on loan	170,918,463
Advisory fee payable	74,966
Due to other related parties	6,247
Accrued expenses and other liabilities	108,423

Total liabilities	201,468,267

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 19,600 shares,
including dividends payable of $145,768	490,145,768

Net assets applicable to common shareholders	$ 1,035,766,173

Net assets applicable to common shareholders represented by
Paid-in capital	$ 943,218,202
Undistributed net investment income	1,825,484
Accumulated net realized gains on securities and interest rate swap transactions	9,319,519
Net unrealized gains on securities and interest rate swap transactions	81,402,968

Net assets applicable to common shareholders	$ 1,035,766,173

Net asset value per share applicable to common shareholders
($1,035,766,173 divided by 66,314,975 common shares issued and outstanding)	$ 15.62

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment income
Interest	$ 124,349,844
Dividends	582,375

Total investment income	124,932,219

Expenses
Advisory fee	9,064,399
Transfer agent fees	51,185
Administrative services fee	755,367
Trustees' fees and expenses	64,682
Printing and postage expenses	117,376
Custodian and accounting fees	258,233
Auction agent fees	1,253,684
Professional fees	75,613
Other	23,282

Total expenses	11,663,821

Less: Expense reductions	(7,787)

Net expenses	11,656,034

Net investment income	113,276,185
Net realized and unrealized gains or losses on securities and interest rate swap transactions
Net realized gains or losses on:
Securities	13,649,811
Interest rate swap transactions	(2,892,131)

Net realized gains on securities and interest rate swap transactions	10,757,680
Net change in unrealized gains or losses on securities and interest rate swap transactions	36,732,394

Net realized and unrealized gains or losses on securities and interest rate swap transactions	47,490,074

Dividends to preferred shareholders from net investment income	(5,808,658)

Net increase in net assets applicable to common shareholders resulting from operations	$ 154,957,601

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2004	2003 (a)

Operations
Net investment income	$ 113,276,185	$ 10,449,537
Net realized gains or losses on securities and interest rate swap transactions	10,757,680	656,448
Net change in unrealized gains or losses on securities and interest rate swap transactions	36,732,394	44,675,492
Dividends to preferred shareholders from net investment income	(5,808,658)	(62,563)

Net increase in net assets applicable to common shareholders resulting from operations	154,957,601	55,718,914

Distributions to common shareholders from net investment income	(109,070,550)	(9,027,838)

Capital share transactions
Net proceeds from the issuance of common shares	0	859,500,000
Net proceeds from underwriters' over-allotment option exercised	0	80,936,250
Common share offering expenses charged to paid-in capital	0	(1,969,500)
Preferred share offering expenses charged to paid-in capital	0	(5,359,650)
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	9,975,946	0

Net increase in net assets resulting from capital share transactions	9,975,946	933,107,100

Total increase in net assets applicable to common shareholders	55,862,997	979,798,176
Net assets applicable to common shareholders
Beginning of period	979,903,176	105,000

End of period	$ 1,035,766,173	$ 979,903,176

Undistributed net investment income	$ 1,825,484	$ 1,903,740

(a) For the period from February 28, 2003 (commencement of operations), to April 30, 2003.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Evergreen Income Advantage Fund (the "Fund") was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be

NOTES TO FINANCIAL STATEMENTS continued

creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund's exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from real estate investment trusts, premium amortization, consent fees on tendered bonds and interest rate swap payments.

NOTES TO FINANCIAL STATEMENTS continued

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund's average daily net assets applicable to common shareholders if only common shares are outstanding. The advisory fee increases to 0.90% of the Fund's average daily net assets applicable to common shareholders once preferred shares are issued. For the year ended April 30, 2004, the Fund had preferred shares issued and outstanding.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund's average daily total assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended April 30, 2004, the Fund paid brokerage commissions of $13,155 to Wachovia Securities, LLC.

3. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended April 30, 2004 and the period from February 28, 2003 (commencement of operations), to April 30, 2003, the Fund issued 657,975 and 65,657,000 common shares, respectively.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities were) $1,041,814,604 and $694,884,072, respectively, for the year ended April 30, 2004.

During the year ended April 30, 2004, the Fund loaned securities to certain brokers. At April 30, 2004, the value of securities on loan and the value of collateral amounted to $167,276,816 and $170,918,463, respectively. During the year ended April 30, 2004, the Fund earned $283,866 in income from securities lending which is included in interest income on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS continued

At April 30, 2004, the Fund had the following open interest rate swap agreements:

				Cash Flows
	Notional		Cash Flows Paid	Received	Unrealized
Expiration	Amount	Counterparty	by the Fund	by the Fund	Gain

7/02/2006	$150,000,000	Merrill Lynch	Fixed - 1.95%	Floating - 1.09%	$2,419,043
		& Co., Inc.
11/26/2006	105,000,000	Merrill Lynch	Fixed - 2.79%	Floating - 1.09%	495,199
		& Co., Inc.
7/02/2008	100,000,000	J.P. Morgan Chase	Fixed - 2.737%	Floating - 1.09%	3,423,590
		& Co.
11/26/2008	65,000,000	Merrill Lynch	Fixed - 3.585%	Floating - 1.09%	768,817
		& Co., Inc.

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $1,605,495,383. The gross unrealized appreciation and depreciation on securities based on tax cost was $502,844,209 and $425,690,627, respectively, with a net unrealized appreciation of $77,153,582.

5. AUCTION MARKET PREFERRED SHARES

The Fund has issued 19,600 shares of Auction Market Preferred Shares ("Preferred Shares") consisting of six series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 1.19% during the year ended April 30, 2004. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund's common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees.

NOTES TO FINANCIAL STATEMENTS continued

6. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed
Undistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$ 11,610,342	$ 3,784,047	$ 77,153,582

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and interest rate swap payments. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid for the years ended April 30, 2004 and April 30, 2003 was $114,879,208 and $9,090,401 of ordinary income, respectively.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

10. SUBSEQUENT DISTRIBUTIONS

On April 20, 2004, the Fund declared distributions from net investment income of $0.1375 per share, payable on June 1, 2004 to shareholders of record on May 14, 2004. On May 20, 2004, the Fund declared distributions from net investment income of $0.1375 per share, payable on July 1, 2004 to shareholders of record on June 15, 2004. These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Income Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Income Advantage Fund, as of April 30, 2004, and the related statement of operations for the year then ended, and statement of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Income Advantage Fund, as of April 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 4, 2004

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan ("the Plan"). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

Transfer Agent, Registrar, Shareholder Servicing Agent & Dividend Disbursing Agent
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800.730.6001

Common Stock listed on American Stock Exchange, Symbol EAD.

566667 rv1   6/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 - Principal Accountant Fees and Services

Applicable for annual reports only. (For annuals update the items below in blue and remove the prior sentence, for semiannuals remove this sentence along with all information up to but not including Item 5 and just leave the prior sentence.)

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 1 series of the Registrant's annual financial statements for the fiscal years ended April 30, 2003 and April 30, 2004, and fees billed for other services rendered by KPMG LLP.
	2003	2004
Audit fees	$152,909	$182,500
Audit-related fees (1)	16,495	0
Audit and audit-related fees	169,404	182,500
Tax fees (2)	28,515	19,338
All other fees	0	0
Total fees	$197,919	$201,838
(1) Audit-related fees consists principally of fees for interfund lending procedures and any merger related activity.
(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specified pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

II. Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit -related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor's services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds' investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 - Audit Committee of Listed Registrants

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: 6/25/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: 6/25/2004

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: 6/25/2004

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC - June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee), which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I. The Board of Directors
II. Proxy Contests
III. Auditors
IV. Proxy Contest Defenses
V. Tender Offer Defenses
VI. Miscellaneous Governance Provisions
VII. Capital Structure
VIII. Executive and Director Compensation
IX. State of Incorporation
X. Mergers and Corporate Restructurings
XI. Mutual Fund Proxies
XII. Social and Environmental Issues

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
  Attend less than 75 percent of the board and committee meetings without a valid excuse
  Implement or renew a dead-hand or modified dead-hand poison pill
  Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Have failed to act on takeover offers where the majority of the shareholders have tendered their shares
  Are inside directors and sit on the audit, compensation, or nominating committees
  Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III. Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

IV. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII. Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:
  Adverse governance changes
  Excessive increases in authorized capital stock
  Unfair method of distribution
  Diminution of voting rights
  Adverse conversion features
  Negative impact on stock option plans
  Other alternatives such as spinoff
VIII. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
  Amendments that Place a Cap on Annual Grants or Amend Administrative Features

  Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

  Amendments to Added Performance-Based Goals

  Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

  Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI. Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:
  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent
  Ignore a shareholder proposal that is approved by a majority of shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Are interested directors and sit on the audit or nominating committee
  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees
Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals
  Establish Director Ownership Requirement

  Vote against the establishment of a director ownership requirement.

  Reimburse Shareholder for Expenses Incurred

  Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

  Terminate the Investment Advisor
Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.